UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 21, 2014

TG Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32639	36-3898269
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

3 Columbus Circle, 15th Floor

New York, New York 10019

(Address of Principal Executive Offices)

(212) 554-4484

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01.	Other Events.

On July 21, 2014, TG Therapeutics, Inc. (the “Company”) issued a press release announcing preliminary clinical results from its ongoing Phase I study of TG-1101 (ublituximab), the Company's novel glycoengineered anti-CD20 monoclonal antibody in combination with TGR-1202, the Company’s novel, once-daily PI3K delta inhibitor in patients with advanced CLL and non-Hodgkin’s lymphoma. Data from the Phase 1 study is being presented by Dr. Matthew Lunning from the University of Nebraska Medical Center in Omaha, Nebraska during the 2014 Pan Pacific Lymphoma conference being held in Hawaii. A copy of the press release is being filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements And Exhibits.

(d)	Exhibits.

99.1	Press release issued by the Company on July 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG Therapeutics, Inc.
(Registrant)

Date: July 21, 2014

	By:	_/s/ Sean A. Power__________
Sean A. Power
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press release issued by TG Therapeutics, Inc. on July 21, 2014.

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